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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-8 of Magnetic Technologies Corporation of our report, dated September 30, 1996 appearing on page 13 of Magnetic Technologies Corporation's Annual Report on Form 10-KSB for the year ended July 31, 1996.



PRICE WATERHOUSE LLP

/s/ Price Waterhouse LLP
----------------------------
Rochester, New York
February 28, 1997